Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The following tables present the unaudited condensed consolidated pro forma financial data for Phoenix Footwear Group, Inc. (“Phoenix Footwear” or “the Company”) for the fiscal year ended December 30, 2006 and for the six month period ended June 30, 2007, and the Company’s condensed consolidated balance sheet as of June 30, 2007 as reported in the Company’s quarterly report on form 10-Q for the six month period ended June 30, 2007 as filed on August 14, 2007 with the Securities and Exchange Commission. On July 2, 2007, the Company sold its Royal Robbins, Inc. (“Royal Robbins”) subsidiary and assets of PXG Canada, Inc., related to the Royal Robbins business, to Kellwood Company. Under the sale, the Company received aggregate cash consideration of approximately $37.9 million, which is subject to a final closing date working capital adjustment currently under review by the parties.

Historical financial information for the Company as of and for the six months ended June 30, 2007 has been derived from unaudited historical consolidated condensed financial statements included in the Company’s Quarterly Report on Form 10-Q. Historical financial information for the fiscal year ended December 30, 2006 has been derived from audited historical consolidated financial statements included in Phoenix Footwear’s 2006 Annual Report on Form 10-K.

The unaudited condensed consolidated pro forma balance sheet gives effect to the disposition of Royal Robbins as if it had occurred on June 30, 2007. The unaudited pro forma condensed consolidated statements of operations are presented for the year-ended December 30, 2006 and for the six month period ended June 30, 2007 and give effect to the disposition as if the disposition had been completed as of December 31, 2005. The unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations are provided for informational purposes only and should not be construed to be indicative of the Company’s consolidated financial position or results of operations had the transaction been consummated on the date assumed and do not project the Company’s consolidated financial position or results of operations for any future period or date.

The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations were derived by adjusting the Company’s historical consolidated financial statements for the assets sold. The unaudited pro forma condensed combined statements of operations do not include the impact of any potential cost savings or one-time costs that may result from the disposition.

PHOENIX FOOTWEAR GROUP, INC.

UNAUDITED PRO FORMA

CONSOLIDATED BALANCE SHEET

JUNE 30, 2007

(in thousands)

	6/30/07	Pro Forma Adjustments		Pro Forma Results
ASSETS
Current assets
Cash and cash equivalents	$1,053	$202	(a)	$1,255
Accounts receivable, less allowances of $1,802	17,080			17,080
Inventories, less provision of $1,246	24,284			24,284
Other current assets	3,126			3,126
Income tax receivable	2,865			2,865
Deferred income tax asset	1,591			1,591
Assets of discontinued operations	8,563	(8,563	)(b)	—

Total current assets	58,562	(8,361)		50,201
Property and equipment, net	3,777			3,777
Goodwill	14,466			14,466
Unamortizable intangibles	11,393			11,393
Intangible assets, net	7,963			7,963
Other assets, met	50			50
Long-term assets of discontinued operations	8,359	(8,359	)(b)	—

Total assets	$104,570	$(16,720)		$87,850

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Notes payable	$51,166	(35,200	)(c)	15,966
Accounts payable	6,929			6,929
Accrued expenses	4,521	(1,182	)(d)	3,339
Other current liabilities	1,065			1,065
Income taxes payable	215			215
Liabilities of discontinued operations	3,208	(3,208	)(b)	—

Total current liabilities	67,104	(39,590)		27,514
Other Liabilities
Other long-term liabilities	1,381			1,381
Deferred income tax liability	4,159			4,159

Total other liabilities	5,540	—		5,540

Total liabilities	72,644	(39,590)		33,054
Commitments and Contingencies
Stockholders’ equity
Common stock, $0.01 par value – 50,000,000 shares authorized, 8,383,000 shares issued	84			84
Additional paid-in capital	46,204			46,204
Accumulated (deficit); retained earnings	(11,551)	22,870	(e)	11,319
Accumulated other comprehensive gain	135			135

	34,872	22,870		57,742
Less: Treasury stock at cost	(2,946)			(2,946)

Total stockholders’ equity	31,926	22,870		54,796

Total liabilities and stockholders’ equity	$104,570	$(16,720)		$87,850

The accompanying notes are an integral part of this unaudited pro forma consolidated balance sheet.

PHOENIX FOOTWEAR GROUP, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2007

PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed consolidated financial statements of the Company include the following pro forma adjustments related to the disposition of the Company’s wholly owned subsidiary, Royal Robbins, Inc. and assets of its PXG Canada, Inc., subsidiary related to the Royal Robbins business.

(a) Represents the net cash consideration at closing pursuant to the Agreement.

(b) Represents the following assets and liabilities held by Phoenix Footwear as a discontinued operation:

June 30, 2007
(In thousands)
Assets
Cash	$2
Accounts receivable, net	3,333
Inventories, net	4,474
Other current assets	624
Deferred income tax asset	130

Total Current Assets	$8,563

Plant and equipment, net	255
Goodwill and Intangible Assets	8,104

Total Long-Term Assets	$8,359

Liabilities
Accounts Payable	1,941
Accrued Liabilities	447
Income Taxes Payable	820

Total Liabilities	$3,208

(c) Represents the reduction in outstanding debt of Phoenix Footwear through the use of cash proceeds from the sale of Royal Robbins.

(d) Represents an accrued liability of $326,000 resulting from the final closing date working capital being less than the preliminary closing date working capital. Pursuant to the agreement, the closing date working capital adjustment is due to Kellwood. Also included is a reduction of Accrued Interest through the use of cash proceeds from the sale of Royal Robbins of $1,508,000.

(e) Represents the resulting gain on the sale of the assets pursuant to the Agreement.

PHOENIX FOOTWEAR GROUP, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

JUNE 30, 2007

(in thousands, except per share data)

	Six Months Ended 6/30/07	Pro Forma Adjustments		Pro Forma Results
Net sales	$57,563			$57,563
Cost of goods sold	39,898			39,898

Gross profit	17,665	—		17,665

Operating expenses
Selling, general and administrative expense	18,916			18,916
Other expenses (income), net	6			6

Total operating expenses	18,922	—		18,922

Operating loss	(1,257)	—		(1,257)
Interest expense	1,220			1,220

Loss before income taxes and discontinued operations	(2,477)	—		(2,477)
Income tax benefit	(1,188)			(1,188)

Net loss before discontinued operations	$(1,289)	$—		$(1,289)
Net income from discontinued operations, net of tax	774	(774	)(a)	—

Net loss	$(515)	$(774)		$(1,289)

Net (loss) earnings per common share — Basic
Loss from continuing operations	$(.16)			$(.16)
Earnings from discontinued operations	.10			—

Loss per common share — Basic	$(.06)			$(.16)

Net (loss) earnings per common share — Diluted
Loss from continuing operations	$(.16)			$(.16)
Earnings from discontinued operations	.10			—

Loss per common share — Diluted	$(.06)			$(.16)

Weighted average shares outstanding
Basic	8,016,207			8,016,207
Diluted	8,016,207			8,016,207

The accompanying notes are an integral part of this unaudited pro forma consolidated statement of operations.

PHOENIX FOOTWEAR GROUP, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

DECEMBER 30, 2006

(in thousands, except per share data)

	Year Ended 12/30/06	Pro Forma Adjustments		Pro Forma Results
Net sales	$140,589	31,153		$109,436
Cost of goods sold	92,100	16,158		75,942

Gross profit	48,489	14,995		33,494

Operating expenses
Selling, general and administrative expense	45,418	9,978		35,440
Non-cash impairment charge	23,499	—		23,499
Other expenses (income), net	(539)	—		(539)

Total operating expenses	68,378	9,978		58,400

Operating (loss) income	(19,889)	5,017		(24,906)
Interest expense	5,968	3,513	(b)	2,455

(Loss) earnings before income taxes	(25,857)	1,504		(27,361)
Income tax (benefit) provision	(5,479)	831		(6,310)

Net (loss) earnings	$(20,378)	$673	(a)	$(21,051)

Net loss per common share
Basic	$(2.58)			$(2.66)
Diluted	$(2.58)			$(2.66)
Weighted average shares outstanding
Basic	7,911,050			7,911,050
Diluted	7,911,050			7,911,050

The accompanying notes are an integral part of this unaudited pro forma consolidated statement of operations.

PHOENIX FOOTWEAR GROUP, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED

JUNE 30, 2007

AND FISCAL YEAR ENDED DECEMBER 30, 2006

PRO FORMA ADJUSTMENTS

(a)	Represents the income from discontinued operations attributable to the Company assuming that the assets of Royal Robbins were sold as of December 31, 2005 and no business activity was conducted over the course of the period presented.

The adjusted net loss does not include the gain on sale of the assets as a result of the transaction.

(b)	In accordance with EITF 87-24, Allocation of Interest to Discontinued Operations (“EITF 87-24”), interest expense incurred on the debt that was required to be repaid as a result of the sale was allocated to discontinued operations.